AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
INDIVIDUAL VARIABLE ANNUITY CONTRACTS
SUPPLEMENT DATED FEBRUARY 2, 2009
TO
CONTRACT PROSPECTUSES,
AS SUPPLEMENTED

          The purpose of this supplement is to notify owners of American General Life Insurance Company (the "Company") variable annuity contracts (the "Contracts") of (i) the proposed closing and liquidation of the Enterprise Portfolio - Class I Shares (the "Enterprise Portfolio"), a series of the Van Kampen Life Investment Trust ("Van Kampen LIT") and (ii) the availability of two new investment options in the Contracts, the Capital Growth Portfolio - Class I Shares ("Capital Growth Portfolio") and Growth and Income Portfolio - Class I Shares ("Growth and Income Portfolio") (together referred to hereinafter as the "New Investment Options"), both of which are series of the Van Kampen LIT, beginning March 16, 2009.

          The Board of Trustees (the "Board") of the Van Kampen LIT approved a proposal to liquidate the Enterprise Portfolio. The liquidation is expected to be effective on or about Friday, April 24, 2009 ("Liquidation Date") subject to shareholder approval at a meeting to be held on or about April 3, 2009. The Board approved the liquidation after considering several factors including the size, expenses and performance of the Enterprise Portfolio and its limited prospects for future growth because of weak market demand for this product. The Board considered several alternatives to the liquidation, including continuing the operations of the Enterprise Portfolio under a different portfolio management team, revising its investment strategies and merging the Enterprise Portfolio into another series of the Van Kampen LIT. After due consideration of the foregoing factors (and not relying on any single factor or group of factors alone), the Board determined that it was in the best interest of the shareholders to liquidate and dissolve the Enterprise Portfolio.

          In connection with this anticipated liquidation of the Enterprise Portfolio, the Company would be required to pay you all of your Contract account value you have invested in the Enterprise Portfolio. The rules of the federal Internal Revenue Code would treat this distribution to you as a surrender of the Contract account value. This surrender would be reportable to the Internal Revenue Service and may be taxable to you. Therefore, in order to avoid the potential of current taxation, the Company will allocate the liquidation proceeds in the subaccount supported by the Enterprise Portfolio on the Liquidation Date, to the Van Kampen LIT Money Market Portfolio - Class I Shares ("Van Kampen LIT Money Market Portfolio"), an investment option available in your Contract. In addition, existing instructions or instructions received after the Liquidation Date for new premium allocations, transfers, dollar cost averaging or automatic rebalancing into or out of the Enterprise Portfolio (as applicable) will be automatically corrected to replace the Enterprise Portfolio with the Van Kampen LIT Money Market Portfolio. You may at any time thereafter, pursuant to the transfer provisions contained in your Contract, transfer the Contract account value out of the Van Kampen LIT Money Market Portfolio to any other investment option available in your Contract.

          Please note that the Company must receive instructions from you to transfer your Contract account value out of the Enterprise Portfolio prior to 3:00 p.m. Central Time ("CT") on the business day prior to the Liquidation Date if you do not wish to have the liquidation proceeds allocated to the Van Kampen LIT Money Market Portfolio. At any time before 3:00 p.m. CT on the business day prior to the Liquidation Date, you may transfer your Contract account value in the Enterprise Portfolio to any of the other investment options offered in your Contract. Please review your fund prospectuses for information about the other investment options. For additional fund prospectus copies, please contact our VA Administration Department at the telephone number shown below.

          If the Company receives any instruction from you for a new premium allocation, transfer, dollar cost averaging or automatic rebalancing transfer (as applicable to your Contract) into or out of the Enterprise Portfolio after 3:00 p.m. CT on the business day prior to the Liquidation Date, we will delay the entire transaction until after 3:00 p.m. CT on the Liquidation Date, when we will execute such transaction. Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Liquidation Date.

          The New Investment Options will become available in your Contract on March 16, 2009.

          If you have Contract account value invested in the Enterprise Portfolio, you may complete the enclosed transfer form to give the Company instructions to transfer your Contract account value and/or the enclosed allocation change form to change your premium allocation and/or deduction. You may return the form(s) in the enclosed postage paid envelope. You can also call our VA Administration Department at the telephone number below.

          Neither our automatic transfer of the liquidated proceeds to the Van Kampen LIT Money Market Portfolio, nor your transfer of assets out of the Enterprise Portfolio prior to the liquidation or out of the Van Kampen LIT Money Market Portfolio within 60 days after the liquidation, will count against the 12 free transfers that you are permitted to make in a Contract Year.

          For a period of time after the closing and liquidation, the Company may provide you with confirmations, statements and other reports that contain the name of the formerly available Enterprise Portfolio.

          Should you have any questions, you may contact our VA Administration Department at 1-800-813-5065.